EXHIBIT 99.4



August 2, 2002


               INDEPENDENT MARKET CONSULTANT'S CONSENT CERTIFICATE

ICF Resources Incorporated has been retained by Iroquois Gas Transmission System L.P. (the "Partnership") as an Independent Market Consultant to prepare an Independent Market Consultant's Report dated July 31, 2002 (the "Report"). ICF hereby consents to the filing of the Report on Form 8-K by the Partnership with the U.S. Securities and Exchange Commission.

ICF RESOURCES INCORPORATED

By:  /s/ Leonard Crook
   ---------------------------------
Name:    Leonard Crook
Title:   Vice President